UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	August 12, 2012

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01.	Entry into a Material Definitive Agreement.

On August 12, 2012, Journal Communications, Inc. (the “Company”), Matex Inc., Grant D. Abert, Barbara Abert Tooman, the Judith Abert Meissner Marital Trust, the Judith Abert Meissner Family Trust f/b/o Donald C. Meissner, the Judith Abert Meissner Family Trust f/b/o Linda B. Meissner, the Meissner 1999 Stock Trusts, Donald C. Meissner, Linda B. Meissner, Robin D. Abert, Corin A. Abert, the Robin D. Abert 2004 Trust u/a/d December 30, 2004 and Proteus Fund, Inc. entered into a Second Amendment (the “Second Amendment”) to that certain Shareholders Agreement, dated as of May 12, 2003, as amended as of August 22, 2007 (the “Shareholders Agreement”).  Pursuant to the Second Amendment, the Company repurchased all 3,264,000 outstanding shares of the Company’s Class C common stock, including all rights associated with such shares of Class C common stock, in exchange for $6,245,536 in cash and the issuance of 15 unsecured subordinated promissory notes with an aggregate principal amount of $25,598,988.96 and bearing interest at a rate of 7.25% per annum.  The cash payment equaled the amount of the minimum unpaid and undeclared dividend on the Class C common stock through August 12, 2012.

The aggregate principal amount of the subordinated notes was determined by multiplying the volume weighted average price of the Company’s Class A common stock on the New York Stock Exchange over the five consecutive trading days ending on (and including) August 10, 2012 of $5.75 by the number of fully diluted shares of Class C common stock (each Class C share was convertible into 1.363970 shares of Class A common stock pursuant to the Company’s Articles of Incorporation for a total of 4,451,998 shares on a Class A-equivalent basis).

Seven of the subordinated notes, with an aggregate principal amount of approximately $9.66 million, are due on September 21, 2012 ($1.34 million), December 31, 2012 ($6.32 million) or July 15, 2013 ($2.0 million).  These subordinated notes may be prepaid in full or in part at any time without premium or penalty.  The remaining eight subordinated notes, with an aggregate principal amount of approximately $15.94 million, are payable in six equal annual installments on September 30 of each of 2013, 2014, 2015, 2016, 2017 and 2018, with no prepayment right.  Interest on the notes is payable quarterly.

In connection with the Company’s repurchase of the shares of Class C common stock, the Shareholders Agreement terminated, except for certain representations and warranties made by the parties in connection with the repurchase.  The Company first issued shares of Class C common stock at the time of the Company’s initial public offering in 2003.  The Class C common stock had rights that included, among others, a minimum dividend, rights to approve strategic transactions or to receive a premium in the event of a strategic transaction, conversion rights, two votes per share, and a right to designate a board nominee.

A copy of the Second Amendment is filed as Exhibit 4.3 to this Current Report on Form 8-K and is incorporated by reference herein.  The brief summary of the Second Amendment and the transaction contemplated therein set forth above is qualified in its entirety by reference to the Second Amendment filed as an exhibit hereto.  A copy of the Company’s press release announcing the Company’s repurchase of all outstanding shares of the Company’s Class C common stock pursuant to the Second Amendment is filed as Exhibit 99 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 1.02.	Termination of a Material Definitive Agreement.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits. The following exhibits are being filed herewith:

(4.1)
Shareholders Agreement, dated as of May 12, 2003, by and among Journal Communications, Inc. (then known as The Journal Company), The Journal Company (then known as Journal Communications, Inc.), Matex Inc. and the Abert Family Journal Stock Trust, as further executed by two “Family Successors, ” Grant D. Abert and Barbara Abert Tooman (incorporated by reference to Exhibit 4.3 to Journal Communications, Inc.’s Registration Statement on Form S-1 filed on June 19, 2003 [Reg. No. 333-105210]).

(4.2)
Amendment to Shareholders Agreement, dated as of August 22, 2007, by and among Journal Communications, Inc., The Journal Company, Matex Inc., the Abert Family Journal Stock Trust, Grant D. Abert and Barbara Abert Tooman (incorporated by reference to Exhibit 4.2 to Journal Communications, Inc.’s Current Report on Form 8-K dated August 22, 2007).

(4.3)
Second Amendment to Shareholders Agreement, dated as of August 12, 2012, by and among Journal Communications, Inc., Matex Inc., Grant D. Abert, Barbara Abert Tooman, the Judith Abert Meissner Marital Trust, the Judith Abert Meissner Family Trust f/b/o Donald C. Meissner, the Judith Abert Meissner Family Trust f/b/o Linda B. Meissner, the Meissner 1999 Stock Trusts, Donald C. Meissner, Linda B. Meissner, Robin D. Abert, Corin A. Abert, the Robin D. Abert 2004 Trust u/a/d December 30, 2004 and Proteus Fund, Inc.

(99)	Press Release of Journal Communications, Inc. dated August 13, 2012 announcing the Company’s repurchase of all outstanding shares of the Company’s Class C common stock.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: August 14, 2012	By:	/s/ Mary Hill Leahy
Mary Hill Leahy
Senior Vice President, General Counsel,
Secretary and Chief Compliance Officer

JOURNAL COMMUNICATIONS, INC.

EXHIBIT INDEX TO FORM 8-K
Report Dated August 12, 2012

Exhibit No.

(4.1)
Shareholders Agreement, dated as of May 12, 2003, by and among Journal Communications, Inc. (then known as The Journal Company), The Journal Company (then known as Journal Communications, Inc.), Matex Inc. and the Abert Family Journal Stock Trust, as further executed by two “Family Successors, ” Grant D. Abert and Barbara Abert Tooman (incorporated by reference to Exhibit 4.3 to Journal Communications, Inc.’s Registration Statement on Form S-1 filed on June 19, 2003 [Reg. No. 333-105210]).

(4.2)
Amendment to Shareholders Agreement, dated as of August 22, 2007, by and among Journal Communications, Inc., The Journal Company, Matex Inc., the Abert Family Journal Stock Trust, Grant D. Abert and Barbara Abert Tooman (incorporated by reference to Exhibit 4.2 to Journal Communications, Inc.’s Current Report on Form 8-K dated August 22, 2007).

(4.3)
Second Amendment to Shareholders Agreement, dated as of August 12, 2012, by and among Journal Communications, Inc., Matex Inc., Grant D. Abert, Barbara Abert Tooman, the Judith Abert Meissner Marital Trust, the Judith Abert Meissner Family Trust f/b/o Donald C. Meissner, the Judith Abert Meissner Family Trust f/b/o Linda B. Meissner, the Meissner 1999 Stock Trusts, Donald C. Meissner, Linda B. Meissner, Robin D. Abert, Corin A. Abert, the Robin D. Abert 2004 Trust u/a/d December 30, 2004 and Proteus Fund, Inc.

(99)	Press Release of Journal Communications, Inc. dated August 13, 2012 announcing the Company’s repurchase of all outstanding shares of the Company’s Class C common stock.